Crescent Financial Bancshares, Inc. Agreement to Acquire ECB Bancorp, Inc. September 2012 Exhibit 99.2

Cautionary Statement Regarding Forward-
Looking Statements
• This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  You can identify forward-looking statements by words such as “may,”
“hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,”
“potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements involve a number of risks and uncertainties.
• Crescent Financial Bancshares, Inc. (“CRFN”) and ECB Bancorp, Inc. (“ECBE”) caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving CRFN and ECBE, CRFN’s and ECBE’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction and other statements that are not historical facts.
Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in CRFN’s and ECBE’s filings with the SEC. These include risks and uncertainties relating to: the ability to obtain the requisite CRFN and ECBE shareholder approvals; the risk that CRFN or ECBE may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully;
the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer than expected; disruption from the transaction making it more difficult to maintain relationships with customers and employees; the diversion of management time on merger-
related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors discussed or referred to in the “Risk Factors”
section of each of CRFN’s and ECBE’s most recent Annual Report on Form 10-K filed with the SEC.
Each forward-looking statement speaks only as of the date of the particular statement and except as may be required by law, neither CRFN nor ECBE undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

(1) Based on CRFN stock price of $5.00 per share
(2) Based on ECBE’s tangible book value per share of $22.63, inclusive of 55,000 restricted shares issued on 9/12/2012
Overview of Transaction Terms
Acquiror: Crescent Financial Bancshares, Inc. (NASDAQ: CRFN)
Target: ECB Bancorp, Inc. (NYSE AMEX: ECBE)
Consideration: 100% Stock ($17.75 per ECBE share), tax-free exchange
Fixed Exchange Ratio: 3.55 shares of CRFN for each common share of ECBE
Transaction Value
(1)
: $51.6 million
Price / Tangible Book Value
(2)
: 78.5%
TARP CPP Preferred: $17.9 million assumed at par value
Capital Raise: No anticipated need for additional capital
Management:
A. Dwight Utz will join CRFN as President and become Board
Chairman of Crescent State Bank
Board Representation:
3 ECBE Directors to join the CRFN Board and 3 ECBE Directors to join the Crescent State Bank Board
Required Approvals: Regulatory, ECBE & CRFN shareholders
Expected Closing: 1
st
quarter 2013

Transaction Rationale
Strategic
Rationale
Financially
Compelling
Low Risk
Integration
Creates the largest community bank in eastern North Carolina
Leverages management’s extensive experience in the region
Doubles North Carolina deposit market share
92 year old franchise represents strong core funding base
Strategic and cultural alignment
Accretive to tangible book value per share
Immediately and meaningfully accretive to core EPS
Utilization of excess capital
Exceeds 20% IRR with no anticipated need for additional capital
Proven integrators with track record of successful acquisitions
Conservative credit mark and cost savings assumptions
Modeled approximately 25% cost savings phased in over 2 years

NC
SC
Source: SNL Financial and MapInfo
Note: Community banks not italicized
Deposit data as of 6/30/2011; Pro forma for recently completed and announced transactions
Strategic Market Expansion
SCALE MANAGEMENT GROWTH PERFORMANCE CAPITAL
Raleigh
Greensboro
Fayetteville
Charlotte
Wilmington
Durham
Elizabeth City
Winston-Salem
Greenville
Virginia Beach
North Carolina Deposit Market Share

Rank Institution
Number
of
Branches
Deposits in
Market
($mm)
1 Bank of America Corp. 193 134,648
2 Wells Fargo & Co. 337 38,769
3 BB&T Corp. 366 35,064
4 First Citizens BancShares Inc. 264 12,252
5 PNC Financial Services Group 175 10,262
6 SunTrust Banks Inc. 188 7,309
7 Capital Bank Finl Corp 54 2,468
8 First Bancorp 82 2,446
9 BNC Bancorp 30 2,389
10 FNB United Corp. 61 2,365
11 Fifth Third Bancorp 61 2,103
Pro Forma 45 1,727
12 Yadkin Valley Financial 31 1,715
13 NewBridge Bancorp 31 1,431
14 HomeTrust Bancshares Inc. 20 1,272
15 Fidelity BancShares (N.C.) Inc 64 1,147
16 Southern BancShares (NC) 56 1,143
17 Park Sterling Corporation 19 1,004
18 United Community Banks Inc. 21 947
19 Crescent & VantageSouth 20 914
20 Peoples Bancorp of NC Inc. 24 847
21 ECB Bancorp Inc. 25 813
22 Paragon Commercial Corp. 2 789
23 Macon Bancorp 12 781
24 Four Oaks Fincorp Inc. 16 767
25 First Community Bancshares Inc 24 738
Totals (1-25) 2,176 264,384
Totals (1-112) 2,721 282,894
Crescent & VantageSouth (20)
ECBE (25)
Jacksonville
- Major Market

Source: SNL Financial
Comprehensive Due Diligence Process
Due Diligence Overview Cumulative Loss Analysis
Thorough due diligence review conducted by 22
people (internal and 3  party)
100% of lending relationships $1.0 million or
greater
All watchlist loans with exposures over
$800,000
Top loans in each call code category
Bias towards reviewing loan categories with
historically higher loss rates, including land
(lots, A&D), residential construction,
multifamily, and non-owner occupied CRE
Additional 3
rd
party loan review conducted by
Credit Risk Management
High case losses of $31.4 million
Crescent’s $40 million credit mark 27% above
CRM’s high case
6/30/12
Balance
($mm)
Gross Mark
(%)
Gross Mark
($mm)
Total Loans $506.3 (7.9%) $40.0
OREO $9.1 (20.9%) 1.9
Total Loans & OREO $515.3 (8.1%) $41.9
Net Charge-Offs Since 12/31/07 $29.2
Disclosed OREO Costs Since 12/31/07 $5.2
Cumulative Losses $76.3
12/31/07 Loan Balance $454.2
Cumulative Losses as % of 12/31/07 Loans 16.8%
rd

Consumer & Other 10.5%
Construction 12.0%
Residential R.E. 16.7%
Multifamily 3.4%
Non-Owner Occupied C.R.E. 26.8%
Owner Occupied C.R.E. 20.7%
Farm 0.1%
Commercial & Industrial 9.9%

Consumer & Other 18.0%
Construction 12.4%
Residential R.E. 11.4%
Multifamily 3.1%
Non-Owner Occupied C.R.E. 22.9%
Owner Occupied C.R.E. 16.0%
Farm 5.4%
Commercial & Industrial 10.8%

Consumer & Other 13.6%
Construction 12.1%
Residential R.E. 14.5%
Multifamily 3.3%
Non-Owner Occupied C.R.E. 25.2%
Owner Occupied C.R.E. 18.7%
Farm 2.3%
Commercial & Industrial 10.3%

Source: SNL Financial
Note: Loan data per regulatory filings at 6/30/2012
(1) Does not include purchase accounting adjustments
Pro Forma Loan Composition
Crescent & VantageSouth ECB Bancorp, Inc. Pro Forma
(1)
Loan Portfolio ($000) Amount % of Total
Construction $85,026 12.0%
Residential R.E. 118,404 16.7%
Multifamily 24,307 3.4%
Non-Owner Occupied C.R.E. 190,177 26.8%
Owner Occupied C.R.E. 146,853 20.7%
Farm 499 0.1%
Commercial & Industrial 69,993 9.9%
Consumer & Other 74,385 10.5%
Gross Loans & Leases $709,644 100.0%
Loan Portfolio ($000) Amount % of Total
Construction $148,067 12.1%
Residential R.E. 176,233 14.5%
Multifamily 40,067 3.3%
Non-Owner Occupied C.R.E. 306,973 25.2%
Owner Occupied C.R.E. 228,278 18.7%
Farm 28,176 2.3%
Commercial & Industrial 124,982 10.3%
Consumer & Other 166,184 13.6%
Gross Loans & Leases $1,218,960 100.0%
Loan Portfolio ($000) Amount % of Total
Construction $63,041 12.4%
Residential R.E. 57,829 11.4%
Multifamily 15,760 3.1%
Non-Owner Occupied C.R.E. 116,796 22.9%
Owner Occupied C.R.E. 81,425 16.0%
Farm 27,677 5.4%
Commercial & Industrial 54,989 10.8%
Consumer & Other 91,799 18.0%
Gross Loans & Leases $509,316 100.0%

Jumbo Time Deposits 28.7%
Demand Deposits 11.6%
NOW & Other Trans. Accts 16.9%
Retail Time Deposits 14.4%
MMDA & Other Savings 28.5%

Jumbo Time Deposits 13.5%
Demand Deposits 18.4%
Retail Time Deposits 22.4%
MMDA & Other Savings 7.4%
NOW & Other Trans. Accts 38.4%

Jumbo Time Deposits 21.4%
Demand Deposits 14.8%
Retail Time Deposits 18.2%
NOW & Other Trans. Accts 27.2%
MMDA & Other Savings 18.3%

Core Deposit CAGR: 21%
$1,000
$750
$500
$250
$0
$309
$217
$423
$206
$500
$255
$388
$398
$336
$461
$285
$510
2007
2008
2009
2010
2011
2012Q2

Source: SNL Financial
Note: ECBE deposit data per GAAP filings
Note: Crescent & VantageSouth deposit composition consistent with GAAP reporting
(1) Does not include purchase accounting adjustments
Pro Forma Deposit Composition
Total: $864 million Total: $1,659 million Total: $795 million
Crescent & VantageSouth ECB Bancorp, Inc. Pro Forma
(1)
Core Deposits Time Deposits
ECB Bancorp, Inc. Historical Deposit Growth
$798
$786
$755
$629
$526
$795

Sept. 2012:
Announced Acquisition
of ECB Bancorp, Inc.
Pro Forma Assets:
$2.0bn
Source: SNL Financial, ESRI and US Census data; Population growth from 2011-2016
Summary
Financially compelling transaction using conservative assumptions
– Accretive to tangible book value
– Significant EPS accretion
– Strong IRR
– Provides operating scale
Feb. 2010:
Piedmont acquired
62% Of
Vantage South Bank
Assets: $96mm
Apr. 2011:
Acquired Community
Bank of Rowan
Pro Forma Assets:
$224mm
Dec. 2011:
Acquired Crescent
Financial (CRFN)
Pro Forma Assets:
$1.1bn
Feb. 2012:
Merged
VSB & CBR
Pro Forma Assets:
$1.1bn
Aug. 2012:
Announced Merger
of VSB into
Crescent State Bank
Pro Forma Assets:
$1.1bn
Leverages capital resources and management expertise
Core deposit base will support organic asset growth across the footprint
The transaction furthers our goal of becoming a premier $5+ billion community banking franchise across the Carolinas and Virginia
Raleigh–Cary MSA population is projected to grow 12.3% over the next 5 years

Additional Information About the Merger and
Where to Find It
CRFN, ECBE and their respective directors and executive officers may be deemed “participants” in the solicitation of proxies from shareholders of CRFN and ECBE in favor of the merger. Information about the directors and executive officers of ECB Bancorp, Inc. and their ownership of ECBE common stock is set forth in
ECBE’s definitive proxy statement filed with the SEC on April 27, 2012 and available at the SEC’s Internet site
(http://www.sec.gov) and from ECB Bancorp, Inc. at the address set forth in the preceding paragraph. Information about the directors and executive officers of Crescent Financial Bancshares, Inc. and their ownership of CRFN common stock is set forth in CRFN’s definitive proxy statement filed with the SEC on April 5, 2012 and available at the SEC’s Internet site (http://www.sec.gov) and from CRFN at the address set forth in the preceding paragraph. Additional information regarding the interests of these participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available.
In connection with the proposed merger, CRFN will file with the Securities and Exchange Commission (“SEC”) a
Registration Statement on Form S-4 that will contain a joint proxy statement/prospectus of CRFN and ECBE. The companies will file with the SEC other relevant materials in connection with the proposed merger, and will mail the joint proxy statement/prospectus to their respective shareholders. SHAREHOLDERS OF BOTH CRFN AND
ECBE ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY
STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE
AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR
SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION
REGARDING CRFN, ECBE AND THE PROPOSED MERGER. You will be able to obtain a free copy of the
Registration Statement, as well as other filings containing information about Crescent Financial Bancshares, Inc., at the SEC’s Internet site (http://www.sec.gov). The documents can also be obtained, without charge, by directing a written request to either Crescent Financial Bancshares, Inc., 3600 Glenwood Avenue, Suite 300, Raleigh, NC
27612, Attention: Terry Earley, Executive Vice President and Chief Financial Officer, or ECB Bancorp, Inc., Post
Office Box 337, Engelhard, NC 27824, Attention: Tom Crowder, Chief Financial Officer.